UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

AmeriVest Properties Inc.
(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation or organization)		No.)

1780 South Bellaire Street, Suite 100, Denver, Colorado 80222

(Address of principal executive offices)

(303) 297-1800

(Registrant’s telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01                                                                                     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2006, AmeriVest Properties Inc. (the “Company”) completed the sale of the Centerra building in Denver, Colorado, the Southwest Gas building in Phoenix, Arizona, and Parkway Centre II in Dallas, Texas to Koll/PER, LLC (“Koll/PER”), a limited liability company owned by The Koll Company of Newport Beach, California and the Public Employee Retirement System of Idaho.  These three sales will be referred to in this filing as the “November 29th Disposition”.  The November 29th Disposition is the final transaction to close under the Company’s Purchase and Sale Agreement dated July 17, 2006 with Koll/PER and completes the liquidation of our real estate portfolio, a copy of which was filed as Exhibit 2.1 to the Company’s Form 10-Q for the period ended June 30, 2006.

The Centerra building was sold for $24,675,000, the Southwest Gas building was sold for $19,200,000, and Parkway Centre II building was sold for $24,860,000.  The estimated cash proceeds of approximately $30 million, net of $2 million earnest money previously received, after assignment of the mortgage encumbering the three properties, closing costs and adjustments, will be accumulated with other proceeds and made available, subject to the expenses and future estimated liquidation costs of AmeriVest, for distribution to shareholders under the plan of liquidation approved by AmeriVest shareholders.  The Board of Directors previously announced a $3.50 per share initial liquidating distribution payable on November 16, 2006 to shareholders of record as of November 10, 2006, and announced on November 30, 2006 a second liquidating distribution of $1.75 per share to shareholders of record as of December 11, 2006 to be paid December 18, 2006.  They further announced that, provided no claim for breach of any representations and warranties under the purchase and sale agreement with Koll/PER has been made by February 27, 2007, and absent other circumstances under which it would be appropriate for the Trustee to retain the amount reserved pursuant to the purchase and sale agreement, an additional amount, not to exceed $0.40 per share or approximately $9.65 million, is expected to be distributed by the yet-to-be-formed AmeriVest Liquidating Trust (the “Trust”) to record holders of beneficial interests in the Trust in March 2007.  There can be no assurance with respect to the timing or amount of any subsequent distribution or distributions to be made by the Company other than what was mentioned above.  This summary above is qualified in its entirety by the press release relating to the November 29th Disposition, which is included under Item 9.01(d) as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item by reference.

ITEM 2.01                                                                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Please see the disclosure in Item 1.01 of this Current Report on Form 8-K, which is included in this Item by reference.

Pro forma financial information relating to this transaction is contained in Item 9.01(b) below.  On August 17, 2006, the Company completed the sale of its Greenhill Park office building in Dallas, Texas.  On September 21, 2006, the Company completed the sale of its Scottsdale Norte office building in Scottsdale, Arizona.  On September 28, 2006, the Company completed the sale of its Hackberry View office building in Dallas, Texas.  On October 11, 2006, the Company completed the sale of its Parkway Centre III building in Dallas, Texas.  On October 20, 2006, the Company completed the sale of its Hampton Court building in Dallas, Texas.  On October 25, 2006, the Company completed the sale of its Camelback Lakes building in Phoenix, Arizona.  On November 8, 2006, the Company completed the sale of its Sheridan Center and Kellogg buildings in Denver, Colorado, and its Arrowhead Fountain building in Phoenix, Arizona.  The Greenhill Park, Scottsdale Norte, Hackberry View, Parkway Centre III, Hampton Court, Camelback Lakes, Sheridan Center, Kellogg, and Arrowhead Fountain dispositions are combined and included in the accompanying pro forma financial information as the “Previously Reported Dispositions.”  The Parkway Centre III, Hampton Court, Camelback Lakes, Sheridan Center, Kellogg,

and Arrowhead Fountain dispositions are combined and included in the accompanying pro forma financial information as the “October and November 8th Dispositions.”  All of the transactions above were with Koll/PER.  Please see the respective Form 8-Ks filed with the Securities Exchange Commission to review the Previously Reported Dispositions pro forma adjustments.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro forma financial information (unaudited)

The following unaudited Pro Forma Condensed Consolidated Financial Statements are included with this report:

Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation as of September 30, 2006 (unaudited)	F-1

Pro Forma Condensed Consolidated Statement of Changes in Net Assets in Liquidation for the period June 1, 2006 to September 30, 2006 (unaudited)	F-2

Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis):
Year ended December 31, 2005 (unaudited)	F-3
Five months ended May 31, 2006 (unaudited)	F-4

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-5

As a result of the approval of the plan of liquidation (the “Plan”) by our stockholders, we adopted the liquidation basis of accounting as of June 1, 2006, and for all subsequent periods.  Accordingly, all assets have been adjusted to their estimated net realizable value.  Liabilities, including estimated costs associated with implementing the Plan, have been adjusted to their estimated settlement amounts.  The estimates of the Company’s assets and liabilities will be periodically reviewed and adjusted as appropriate.  The historical estimates for the valuation of real estate held-for-sale was based on the Purchase and Sale Agreement with Koll/PER, net of estimated selling costs and other potential costs relating to the liquidation.  Due to the Company having liquidated all assets, actual values realized for assets and settlement of liabilities differed from the amounts estimated due to the resolution of certain contingencies, and the estimated future cash flows from property operations were made based on the anticipated sales dates of the assets.  However, due to the changes in the timing of the sales and the cash flows therefrom, revenues and expenses generated by operations differed from amounts previously estimated.  These amounts are presented in the accompanying historic Statement of Net Assets in Liquidation at September 30, 2006.  The net assets represent the estimated liquidation value of our assets available to our stockholders upon liquidation.

The unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation as of September 30, 2006, reflects the financial position of the Company after giving effect to the October  and November 8th Dispositions and the November 29th Disposition, as discussed in Item 2.01, as if such dispositions took place on September 30, 2006. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 2005 and the five months ended May 31, 2006 give effect to the disposition of the Previously Reported Dispositions and the November 29th Disposition as if such dispositions occurred on January 1, 2005.

The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company based upon historical financial statements of the Company, the operations of the properties sold, and assumptions deemed proper by management and have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Form 8-K to be filed by AmeriVest Properties Inc. The unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the

Company, or of the financial position or results of operations of the Company that would have actually occurred had the sales been consummated on the date indicated. The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of the Company previously filed with the Securities and Exchange Commission.

(d)                              Exhibits.

Exhibit 99.1                                  Press Release dated November 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: December 4, 2006
	By:	/s/ Sheri D. Henry
Sheri D. Henry
Chief Financial Officer

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Net Assets in Liquidation

September 30, 2006

(unaudited)

	Historical	October and November 8th Dispositions	November 29th Disposition Pro Forma Adjustments		Pro Forma
ASSETS
Real estate assets	$198,322,283	$(132,758,207)	$(68,479,396	)(a)
			3,005,612	(b)	$90,292
Cash and cash equivalents	48,604,609	(300)	(300	)(a)
		64,813,886	29,698,252	(c)	143,116,147
Escrow deposits and restricted cash	4,098,449	(2,293,152)	(1,805,297	)(a)	—
Accounts receivable	141,139	(89,196)	(51,943	)(a)	—
Prepaid expenses and other assets	419,722	(175,820)	(151,051	)(a)	92,851
Total assets	$251,586,202	$(70,502,789)	$(37,784,123)		$143,299,290

LIABILITIES
Secured mortgage loans and notes payable	$107,297,229	$(70,623,347)	$(36,673,882	)(a)	$—
Accounts payable and accrued expenses	1,913,849	(625,997)	(16,497	)(a)	1,271,355
Earnest money from Koll/PER	2,000,000	—	(2,000,000	)(a)	—
Accrued real estate taxes	2,562,028	(1,634,727)	(927,301	)(a)	—
Prepaid rents and security deposits	1,790,773	(1,118,718)	(672,055	)(a)	—
Estimated net liability for costs during the liquidation period	5,648,777	20,559	845,691	(d)
			(850,000	)(f)	5,665,027
Total liabilities	121,212,656	(73,982,230)	(40,294,044)		6,436,382
Net assets in liquidation (available to common stockholders)	$130,373,546	$3,479,441	$2,509,921		$136,862,908	(g)

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Changes in Net Assets in Liquidation
September 30, 2006
(unaudited)

	Historical	October and November 8th Dispositions	November 29th Disposition Pro Forma Adjustments		Pro Forma

Net assets in liquidation on June 1, 2006	$122,579,044	$—	$—		$122,579,044
Changes in net assets in liquidation:
Changes to net liability for costs during the liquidation period:
Excess of revenues over expenses	1,364,206	(1,345,559)	(845,691	)(d)	(827,044)
Change in estimated costs during the liquidation period	(1,003,184)	1,325,000	850,000	(g)	1,171,816
Change to net liability for costs during the liquidation period	361,022	(20,559)	4,309		344,772
Change in fair value of real estate investments	6,033,702	3,500,000	3,005,612	(b)	12,539,314
Change in assets and liabilities	1,399,778	—	(500,000	)(e)	899,778
Change in net assets in liquidation	7,794,502	3,479,441	2,509,921		13,783,864
Net assets in liquidation on September 30, 2006	$130,373,546	$3,479,441	$2,509,921		$136,362,908	(g)

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Operations
Year Ended December 31, 2005
(Going Concern Basis)
(unaudited)

	Historical	Previously Reported Dispositions	November 29th Disposition Pro Forma Adjustments		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$34,869,604	$(25,690,501)	$(9,179,103	)(e)	$—
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	9,417,061	(8,017,007)	(1,400,054	)(e)	—
Real estate taxes	4,728,154	(3,378,519)	(1,349,635	)(e)	—
General and administrative expenses	4,720,958	—	—		4,720,958
Interest expense	11,996,147	(6,834,735)	(1,959,717	)(e)	3,201,695
Depreciation and amortization expenses	12,763,733	(9,972,103)	(2,736,953	)(e)	54,677
Strategic alternative expenses	708,491	—	—		708,491
Impairment of investment in real estate	4,889,082	(4,889,082)	—		—
Total operating expenses	49,223,626	(33,091,446)	(7,446,359)		8,685,821
Income (loss) from continuing operations	(14,354,022)	7,400,945	(1,732,744)		(8,685,821)

Other income (loss):
Interest income	114,095	(5,410)	—		108,685
Total other income (loss)	114,095	(5,410)	—		108,685
Income (loss) before discontinued operations	(14,239,927)	7,395,535	(1,732,744)		(8,577,136)
Discontinued operations	3,541,614	—	—		3,541,614
Net earnings (loss)	$(10,698,313)	$7,395,535	$(1,732,744)		$(5,035,522)

Loss per Share – Basic and Diluted:
Net loss before discontinued operations	$(0.59)	$0.30	$(0.07)		$(0.36)
Discontinued operations, net	0.15	—	—		0.15
Net loss	$ (0.44)	$0.30	$(0.07)		$(0.21)

Weighted Average Common Shares Outstanding:
Basic	24,062,330				24,062,330
Diluted	24,062,330				24,062,330

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Operations
Five Months Ended May 31, 2006
(Going Concern Basis)
(unaudited)

	Historical	Previously Reported Dispositions	November 29th Disposition Pro Forma Adjustments		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$14,548,386	$(10,752,177)	$(3,796,209	)(e)	$—
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	4,254,952	(3,394,293)	(860,659	)(e)	—
Real estate taxes	1,812,772	(1,261,007)	(551,765	)(e)	—
General and administrative expenses	2,084,652	—	—		2,084,652
Interest expense	3,533,086	(2,494,663)	(792,896	)(e)	245,527
Depreciation and amortization expenses	5,265,388	(4,049,634)	(1,200,845	)(e)	14,909
Strategic alternative and liquidation expenses	249,435	—	—		249,435
Total operating expenses	17,200,285	(11,199,597)	(3,406,165)		2,594,523
Income (loss) from continuing operations	(2,651,899)	447,420	(390,044)		(2,594,523)

Other income:
Interest income	129,747	—	—		129,747
Total other income	129,747	—	—		129,747
Income (loss) before discontinued operations	(2,522,152)	447,420	(390,044)		(2,464,776)
Discontinued operations	15,046,598	—	—		15,046,598
Net earnings (loss)	$12,524,446	$447,420	$(390,044)		$12,581,822

Earnings per Share – Basic and Diluted:
Net loss before discontinued operations	$(0.10)	$0.02	$(0.02)		$(0.10)
Discontinued operations, net	0.62	—	—		0.62
Net earnings	$0.52	$0.02	$(0.02)		$0.52

Weighted Average Common Shares Outstanding:
Basic	24,124,735				24,124,735
Diluted	24,128,907				24,128,907

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(a)         To eliminate the assets and liabilities included in the statement of net assets in liquidation for the November 29th Disposition as of September 30, 2006.

(b)         To eliminate the remaining estimated selling costs related to the Previously Reported Dispositions and November 29th Disposition as of September 30, 2006 due to the favorable resolution of certain contingencies.

(c)         Represents the proceeds from the disposition:

Sales proceeds	$68,735,000
Closing costs	(2,357,844)
Release of mortgage escrows	1,851,531
Earnest money previously received from Koll/PER	(2,000,000)
Repayment of mortgage	(36,530,435)
Cash received at closing	$29,698,252

(d)         To eliminate the change in estimated net assets in liquidation of the November 29th Disposition as of September 30, 2006 for excess of revenues over expenses.

(e)         To eliminate the results of operations and for the November 29th Disposition for the twelve months ended December 31, 2005 and the five months ended May 31, 2006.  The pro forma results exclude the impact of the gain on the sale of the properties and include an adjustment for internal management fees that are eliminated in consolidation.

(f)           To adjust the estimated net liability to reflect the expected costs to be incurred as a result of the announced plan of liquidation.

(g)        Subsequent to September 30, 2006, the Company has distributed or announced liquidating distributions of $5.25 per share or approximately $126.6 million and will make a distribution from the liquidating Trust not to exceed $0.40 per share or approximately $9.65 million in March 2007, contingent upon there being no claim of breach of representations and warranties under the Purchase and Sales Agreement with Koll/PER by February 27, 2007.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 29, 2006.